Exhibit 10(q)

Contract No. 117182

NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)

TRANSPORTATION RATE SCHEDULE FTS AGREEMENT DATED March 16, 2000

UNDER SUBPART G OF PART 284 OF THE FERC'S REGULATIONS

1. SHIPPER is: NORTH SHORE GAS COMPANY, a LDC.

2. (a) MDQ totals: 5,000 MMBTU per day.

     (b) Service option selected (check any or all):

     [ ] LN [ ] SW [ ]NB

3. TERM: April 1, 2000 through October 31, 2002.

4. Service will be ON BEHALF OF: [X] Shipper or [ ]Other:

5. The ULTIMATE END USERS are customers within any state in the continental U.S.; or (specify state)________________________________________________.

6. [ ] This Agreement supersedes and cancels a _____________ Agreement dated ___________.

[X] Service and reservation charges commence the latter of:

(a) April 1, 2000, and

(b) the date capacity to provide the service hereunder is available on Natural's System.

[ ] Other:_____________________________________________
7. SHIPPER'S ADDRESSES	NATURAL'S ADDRESSES
General Correspondence:
NORTH SHORE GAS COMPANY	NATURAL GAS PIPELINE COMPANY OF AMERICA
RAULIE DE LARA	ATTENTION: ACCOUNT SERVICES
130 E. RANDOLPH DR.	ONE ALLEN CENTER, SUITE 1000
CHICAGO, IL 60601-6207	500 DALLAS ST., 77002
P. O. BOX 283 77001-0283
HOUSTON, TEXAS

Statements/Invoices/Accounting Related Materials:
NORTH SHORE GAS COMPANY	NATURAL GAS PIPELINE COMPANY OF AMERICA
130 E. RANDOLPH DR.	ATTENTION: ACCOUNT SERVICES
CHICAGO, IL 60601-6207	ONE ALLEN CENTER, SUITE 1000
500 DALLAS ST., 77002
P.O. BOX 283 77001-0283
HOUSTON, TEXAS

Payments:
NATURAL GAS PIPELINE COMPANY OF AMERICA
P.O. BOX 70605
CHICAGO, ILLINOIS 60673-0605

FOR WIRE TRANSFER OR ACH:
DEPOSITORY INSTITUTION: THE CHASE
MANHATTAN BANK, NEW YORK, NY
WIRE ROUTING #: 021000021
ACCOUNT #: 323-206042

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C are part of this Agreement. NATURAL AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF NATURAL'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, NATURAL AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchasers names(s) to Natural if Natural must provide them to the FERC.

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA	NORTH SHORE GAS COMPANY
"Natural"	"Shipper"

By: /s/ David J. Devine	By: /s/ William E. Morrow

Name: David J. Devine	Name: William E. Morrow

Title: Vice President, Business Planning	Title: Vice President

Contract No. 117182

EXHIBIT A

DATED: March 16, 2000

EFFECTIVE DATE: April 1, 2000

COMPANY: NORTH SHORE GAS COMPANY

CONTRACT: 117182

RECEIPT POINT/S
	County/Parish		PIN		MDQ
Name / Location	Area	State	No.	Zone	(MMBtu/d)

PRIMARY RECEIPT POINT/S

1. LOBO/NGPL AGUA DULCE NUECES	NUECES	TX	901022	04	5,000
INTERCONNECT WITH LOBO
PIPELINE COMPANY IN BLOCK 3,
ANDRES F. DE LA FUENTE GRANTE,
A-111, NUECES COUNTY, TEXAS.

SECONDARY RECEIPT POINT/S

All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

RATES

Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.

TRANSPORTATION OF LIQUIDS

Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

EXHIBIT B

DATED: March 16, 2000

EFFECTIVE DATE: April 1, 2000

COMPANY: NORTH SHORE GAS COMPANY

CONTRACT: 117182

DELIVERY POINT/S
	County/Parish		PIN		MDQ
Name / Location	Area	State	No.	Zone	(MMBtu/d)

PRIMARY DELIVERY POINT/S

1. PGLC/NGPL CRAWFORD COOK	COOK	IL	904360	09	5,000
INTERCONNECT WITH THE
PEOPLES GAS LIGHT AND COKE
COMPANY AT TRANSPORTER'S
CRAWFORD METER STATION IN
SEC. 34-T39N-R13E, COOK COUNTY,
ILLINOIS.

SECONDARY DELIVERY POINT/S

All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.

EXHIBIT C

DATED: March 16, 2000

EFFECTIVE DATE: April 1, 2000

COMPANY: NORTH SHORE GAS COMPANY

CONTRACT: 117182

Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

A segment is a section of Natural's pipeline system designated by asegment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C have throughput capacity rights.

The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.

EXHIBIT C

DATED: March 16, 2000

EFFECTIVE DATE: April 1, 2000

COMPANY: NORTH SHORE GAS COMPANY

CONTRACT: 117182

Segment	Upstream	Forward/Backward	Flow Through
Number	Segment	Haul(Contractual)	Capacity
20	0	F	0
22	20	F	5,000
26	22	F	5,000
27	26	F	5,000
28	27	F	5,000
31	28	F	5,000